UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  July 28, 2004

MONACO COACH CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-14725	35-1880244
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

91320 Industrial Way, Coburg, Oregon		97408
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (541) 686-8011

Not applicable
(Former name or former address, if changed since last report)

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits.

Exhibit No.	Description
99.1	Press Release dated July 28, 2004 reporting Monaco Coach Corporation’s financial results for its second quarter ended July 3, 2004.

ITEM 12.	Results of Operations and Financial Condition

On July 28, 2004, Monaco Coach Corporation is issuing a press release and holding a conference call regarding its financial results for its second quarter ended July 3, 2004.  A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

Pursuant to the instructions of Form 8-K, Exhibit 99.1 is not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 but is instead furnished as permitted by those instructions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 28, 2004	MONACO COACH CORPORATION

	By:	/s/ P. Martin Daley
P. Martin Daley
Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release dated July 28, 2004 reporting Monaco Coach Corporation’s financial results for its second quarter ended July 3, 2004.